UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 26, 2016

EnerNOC, Inc.

(Exact Name of Registrant as Specified in Charter)

 Delaware    001-33471    87-0698303
(State or Other Juris-    (Commission    (IRS Employer
diction of Incorporation)     File Number)    Identification No.)

One Marina Park Drive, Suite 400, Boston, Massachusetts    02210
(Address of Principal Executive Offices)    (Zip Code)

Registrant’s telephone number, including area code: (617) 224-9900

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐	Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐	Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) On May 26, 2016, Richard Dieter notified the board of directors (the “Board”) of EnerNOC, Inc. (the “Company”) that he was retiring as a member of the Board, effective as of the close of business on June 1, 2016. Mr. Dieter, 72, has been a member of the Board since 2007.
(e) At the Company’s 2016 annual meeting of stockholders held on May 26, 2016 (the “Annual Meeting”), the Company’s stockholders approved the Company’s 2016 Employee Stock Purchase Plan (the “2016 ESPP”). The Company’s executive officers are eligible to participate in offerings in accordance with the terms and conditions of the 2016 ESPP.
For a summary of the material terms and conditions of the 2016 ESPP, please refer to the heading “Summary of the EnerNOC, Inc. 2016 Employee Stock Purchase Plan” contained in Proposal 2 of the Company’s proxy statement filed with the Securities and Exchange Commission on April 25, 2016 (the “Proxy Statement”). Such summary is incorporated herein by reference and is qualified in its entirety by reference to the text of the 2016 ESPP, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on May 26, 2016 to consider and vote on the following matters, which are described in detail in the Proxy Statement:
Proposal 1 – Election of Directors
The Company’s stockholders approved the election of the persons named below as Class III members of the Board, for a three-year term expiring at the 2019 annual meeting of stockholders, and until their respective successors have been duly elected and qualified, or until their earlier resignation or removal. The votes cast were as follows:

Name	For	Withheld	Broker Non-Votes

Kirk Arnold	19,185,728	817,881	6,855,398

Timothy Healy	19,609,178	394,431	6,855,398

David Brewster	19,216,419	787,190	6,855,398
Proposal 2 –Approval of the EnerNOC, Inc. 2016 Employee Stock Purchase Plan
The Company’s stockholders approved the 2016 ESPP. The votes cast were as follows:

For	Against	Abstentions	Broker Non-Votes

19,582,215	397,701	23,690	6,855,401

Proposal 3- Ratification of Appointment of Independent Registered Public Accounting Firm.
The Company’s stockholders approved the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016. The votes cast were as follows:

For	Against	Abstentions	Broker Non-Votes

26,690,009	134,668	34,330	0

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits

The exhibits listed in the accompanying Exhibit Index are filed as part of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERNOC, INC.

Date: June 2, 2016	By:	/s/ Neil Moses
	Name:	Neil Moses
	Title:	Chief Operating Officer, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

10.1@	EnerNOC, Inc. 2016 Employee Stock Purchase Plan

@    Management contract, compensatory plan or arrangement